EXHIBIT 23.1

                                   CONSENT OF
                              KPMG PEAT MARWICK LLP

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                                                                    Exhibit 23.1


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

ICON Income Fund Eight A L.P.

We consent to the use of our reports on (i) ICON Income Fund Eight A L.P. and
(ii) ICON Capital Corp. included herein, and to the reference to our firm under the heading "Experts" in the prospectus.


                                                  /s/ KPMG Peat Marwick LLP

                                                  KPMG Peat Marwick LLP


New York, New York
May 29, 1998